UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 18, 1994
                                                 ---------------------



                          ARKANSAS BEST CORPORATION
- - -----------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



        Delaware                   0-19969                 71-0673405
- - ------------------------- -------------------------  ----------------------
     (State or other             (Commission              (IRS Employer
     jurisdiction of            File Number)           Identification No.)
    incorporation or
      organization)



                           1000 South 21st Street
                         Fort Smith, Arkansas  72901
                               (501) 785-6000
- - -----------------------------------------------------------------------------
 (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Item 5.  Other Events.

(a) On August 18, 1994, Arkansas Best Corporation announced that it had entered into an agreement to purchase all of the stock of Clipper Exxpress and two affiliated transportation companies for a total consideration of approximately $60 million in cash, subject to certain closing audit adjustments.





Item 7.  Financial Statements and Exhibits.

(a) Financial statments of businesses acquired.
    None

(b) Pro forma financial information.
    None

(c) Exhibits.
    Exhibit 28 -  Arkansas Best Corporation news release dated August 18,
                  1994 announcing the acquisition of Clipper Exxpress.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARKANSAS BEST CORPORATION
                                                  (Registrant)

Date:  August 29, 1994                s/Donald L. Neal
      -----------------               ------------------------------------
                                      Donald L. Neal - Senior Vice
                                      President - Chief Financial Officer,
                                      and Principal Accounting Officer

                              INDEX TO EXHIBITS

                                                               Sequentially
 Exhibit                                                         Numbered
 Number                        Exhibit                             Page
- - ---------                      --------                       --------------

   28     Arkansas Best Corporation news release dated               5
          August 18, 1994 announcing the acquisition of Clipper Exxpress.